Exhibit 99.1

Safety Shot Announces Online Retail Expansion with one of the US Largest Big Box Store’s E-Commerce Platform

JUPITER, Fla., December 9, 2024 /GlobeNewswire/ — Safety Shot, Inc. (Nasdaq: SHOT) (“Safety Shot” or “the Company”) today announced that its innovative alcohol-reducing dietary supplement, Sure Shot, is now available for purchase on the online store of a leading e-commerce platform. This platform is owned and operated by one of the largest big-box stores in the US, boasting a massive online presence and extensive distribution network. This expansion into the digital marketplace marks a significant step in Safety Shot’s growth strategy, broadening its reach and providing consumers with greater accessibility to its products.

This move follows a recent news headline published by Benzinga Newswire on November 18, 2024. To purchase Sure Shot online, please visit https://www.walmart.com/ip/Sure-Shot-Recovery-Drink-Citrus-Splash-6-Pack-Premium-Hydration-Beverage-Electrolytes-Vitamins-Liver-Gut-Support-Energy-Focus-Zero-Sugar-Gluten-Free/13462068411

Sure Shot, the world’s first dietary supplement designed to reduce blood alcohol content (BAC) and boost mental clarity, is crafted with essential B vitamins, antioxidants, electrolytes, and nootropics. This on-the-go product empowers consumers to enjoy social occasions responsibly while supporting mental clarity and energy.

“We are incredibly excited to announce this online retail expansion,” said Jarrett Boon, CEO of Safety Shot, Inc. “This partnership provides us with a powerful platform to reach a wider audience and introduce Sure Shot to new customers. We believe this is a crucial step towards achieving our long-term goal of nationwide distribution, including potential future placement in the platform’s physical stores. We are confident that this increased accessibility will further drive brand awareness and contribute to our continued growth.”

This strategic partnership aligns with Safety Shot’s commitment to providing consumers with convenient and effective ways to manage their alcohol consumption. By leveraging the extensive reach of this leading e-commerce platform, Safety Shot aims to solidify its position as a leader in the responsible drinking market.

About Safety Shot, Inc.

Safety Shot, Inc., a wellness and dietary supplement company, has developed Safety Shot, the first patented wellness product on Earth that lowers blood alcohol content by supporting its metabolism, while boosting clarity, energy, and overall mood. Safety Shot is available for purchase online at www.sureshot.com, www.walmart.com and Amazon. The Company is introducing business-to-business sales of Safety Shot to distributors, retailers, restaurants, and bars throughout 2024.

Forward-Looking Statements

This press release includes certain disclosures that contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release, including statements regarding Safety Shot’s ability to develop and commercialize a product that lowers blood alcohol content, the timing, progress and results of non-clinical studies and clinical trials, including our product development plans and strategies, Safety Shot’s future results of operations or financial condition, business strategy and plans, and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. Forward-looking statements are based on Safety Shot’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, our ability to comply with applicable U.S. and foreign laws, rules, and regulations, product liability claims, our ability to develop and market Safety Shot and the risks and uncertainties that are described more fully in the section titled “Risk Factors” in Safety Shot’s Form 10-Q for the fiscal year ended June 30, 2024, filed with the Securities and Exchange Commission on August 15, 2024, and its other filings with the Securities and Exchange Commission. Forward-looking statements contained in this press release are made as of this date, and Safety Shot undertakes no duty to update such information except as required under applicable law.

Media and Investor Contact:

Autumn Communications

Jess Weinberger

Phone: 201-213-3239

Email: shot@autumncommunications.com

Investor Relations

Medon Michaelides

Phone: 561-244-7100

Email: investors@drinksafetyshot.com